THE PHOENIX EDGE SERIES FUND

                SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 9, 2002




The Executive Committee of the Board of Trustees of The Phoenix Edge Series Fund (the "Fund") has approved a Plan of Reorganization to merge two series of the Fund into other existing series of the Fund. We expect that the Board of Trustees will ratify the Executive Committee's decision at the next Board of Trustees meeting on February 10, 2003.


    -----------------------------------------------------------------------------------------------------
                    MERGED SERIES                                    SURVIVING SERIES
    -----------------------------------------------------------------------------------------------------
    o  Phoenix-MFS Investors Growth Stock Series           o   Phoenix-Janus Growth Series
    -----------------------------------------------------------------------------------------------------
    o  Phoenix-Van Kampen Focus Equity Series              o   Phoenix-Janus Growth Series
    -----------------------------------------------------------------------------------------------------


If shareholders approve the Plan of Reorganization, each merged series will transfer all or substantially all of its assets and its liabilities to the corresponding surviving series as shown above. In exchange, shareholders of the merged series will receive a proportional number of shares in the surviving series. The shareholders of each merged series must approve the Plan of Reorganization before any transaction can take place. We expect the meeting of the Fund's shareholders to be held on or about February 14, 2003 and we will submit these matters for a shareholder vote at that time. Those shareholders eligible to vote will receive voting instructions and information by mail.






Dated: December 17, 2002       Please keep this supplement for future reference.








TF801